UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2009

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2009, the Board of Directors of Wells Fargo & Company (the “Company”) adopted the Executive Officer Performance Plan (the “Performance Plan”) effective beginning for the 2009 performance period. The material terms of the Performance Plan are summarized below. This summary is qualified by reference to the Performance Plan, which is attached to this report as Exhibit 10(a) and incorporated by reference herein in its entirety.

The purpose of the Performance Plan is to motivate executive officers and certain key employees of the Company to achieve superior results for the Company by providing incentive compensation opportunities for participants based on the achievement of corporate, business group or business unit (as applicable), and individual performance criteria and objectives that are consistent with the long-term interests of the Company and its stockholders and in a manner that promotes individual accountability for establishment of effective controls, appropriate risk management and compliance.

The Performance Plan applies to any person who on the last day of the relevant performance period is one of the Company’s officers as determined by the Company’s Board of Directors for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (“executive officers”), and any other management or key employee of the Company who the Human Resources Committee of the Company’s Board of Directors (the “Committee”) determines is eligible to participate in the Performance Plan for the applicable performance period. A “performance period” means a calendar year unless otherwise determined by the Committee.

As previously disclosed on Form 8-K, the Committee suspended the Company’s Performance-Based Compensation Policy (the “Policy”) effective January 1, 2009, which had applied to executive officers named in the Company’s proxy statement and was intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code, based on its determination that the Policy was not needed while the limits on tax deductibility for performance-based compensation under the Emergency Economic Stabilization Act of 2008, as amended from time to time (“EESA”), are in effect. The Performance Plan is intended to cover those senior executive officers previously covered under the Policy, all other executive officers and certain key employees of the Company as discussed above.

Under the Performance Plan, the Committee will determine an incentive compensation award, if any, for the Company’s Chairman and principal executive officer, and any award determined and approved by the Committee for the principal executive officer will be submitted to the Company’s Board of Directors for approval and ratification. In addition, the Committee will review and approve an incentive compensation award, if any, for any other participant after taking into account the recommendation of the principal executive officer and/or other manager to whom that participant reports. Under the terms of the Performance Plan, no incentive compensation awards may be made for any performance period in which the Company does not have positive “net income”.

Incentive compensation awards to participants in the Performance Plan may be paid in the form of cash, an equity award, or a combination thereof, and be subject to such terms and conditions as the Committee may determine in its discretion. An incentive compensation award for a participant under the terms of the Performance Plan will be based on an evaluation of the Company’s, the business group’s or unit’s (as applicable), and the individual’s performance relative to performance criteria and/or objectives for the performance period and any other information the Committee deems relevant. Performance criteria and objectives may be based on one or more of the following:

•	Earnings per share

•	Return on realized common equity

•	Business group or business unit net earnings, as applicable to the participant

•	Any other financial measures relevant to the Company’s or the participant’s performance

•	Risk management measures appropriate for the participant and any group or unit managed by the participant

•	Qualitative performance goals or objectives established for a participant for the performance period

“Earnings per share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for the performance period and any other relevant prior period, as applicable, adjusted in the same manner as described below for net income.

“Business group net earnings” or “business unit net earnings” means the net earnings of the Company’s business group or business unit, as applicable, managed by a participant, as determined under generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the performance period and any other relevant prior period, as applicable, and as further adjusted in the same manner as described below for net income.

“Return on realized common equity” means the Company’s net income on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the performance period and any other relevant prior period, as applicable.

“Net income” is defined as the Company’s net income for the applicable performance period and any other relevant prior period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations; (ii) extraordinary gains or losses; (iii) the cumulative effect of changes in generally accepted accounting principles; and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified.

The determination and payment of any incentive compensation under the Performance Plan is subject to the conditions and restrictions imposed under applicable laws, rules and regulations, including EESA. In addition, a participant’s rights to or receipt of incentive compensation under the Performance Plan may be limited, modified, cancelled or recovered to ensure compliance with applicable laws, rules and regulations and is subject to any applicable recoupment or “clawback” policy maintained by the Company from time to time.

The Committee may at any time terminate, suspend, amend, or modify the Performance Plan.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 19, 2009, the Company received a notice (the “Notice”) required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding a blackout period under each of the Wells Fargo & Company 401(k) Plan (the “Wells Fargo 401(k) Plan”) and the Wachovia Savings Plan (the “Wachovia Savings Plan”) (collectively, the “Plans”). The purpose of the blackout period for each of the Plans is to allow for the merger of the Wachovia Savings Plan into the Wells Fargo 401(k) Plan at year-end and the related conversion of Wachovia Savings Plan accounts.

The blackout period applicable to each of the Plans is expected to begin at 3:00 p.m. Central Time/4:00 p.m. Eastern Time on December 28, 2009 and end the week of January 17, 2010. A staggered blackout approach is being used for each of the Plans in connection with the plan merger and conversion. Beginning on December 28, 2009, participants in the Plans will be unable to conduct certain transactions in their accounts, including obtaining loans, distributions or in-service withdrawals, changing contribution rates, or performing other administrative activities. Beginning at 3:00 p.m. Central Time/4:00 p.m. Eastern Time on January 6, 2010, participants in the Plans also will be unable to direct or diversify investments for their plan accounts. Notice of the applicable blackout period was first sent to participants and beneficiaries under each of the Plans on November 19, 2009. Copies of these blackout notices are attached as Exhibits 99.1 and 99.2, respectively, to this report and incorporated by reference herein in their entirety.

Because the Plans include Wells Fargo common stock funds as investment options, on November 23, 2009, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR, Wells Fargo sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them that during the blackout periods, they would generally be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring, Wells Fargo common stock or any other equity security or derivative securities of Wells Fargo acquired in connection with their employment as an officer or service as a director. A copy of the Insider Notice is attached as Exhibit 99.3 to this report and is incorporated by reference herein in its entirety.

During the Blackout Period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout periods, including the actual end dates of the blackout periods. This information is available by contacting Jeanine Sundt at Wells Fargo & Company, Investor Relations, 420 Montgomery Street, MAC A0101-025, San Francisco, California 94104 or via telephone at 1-612-667-9799.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective November 20, 2009, the Wells Fargo & Company Code of Ethics and Business Conduct (the “Code”) was amended to exclude from the prohibition on trading in Company securities while in possession of material nonpublic information about the Company any transactions pursuant to a trading plan approved by the Company’s General Counsel or Corporate Secretary and implemented under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Code applies to all Company team members, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

A copy of the amended Code is furnished as an exhibit to this report. The amended Code will be posted on the corporate governance page of the Company’s website at www.wellsfargo.com/about/corporate/corporate_governance.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10(a)	Wells Fargo & Company Executive Officer Performance Plan
99.1	Notice to Participants in the Wells Fargo 401(k) Plan dated November 19, 2009
99.2	Notice to Participants in the Wachovia Savings Plan dated November 19, 2009
99.3	Notice of Blackout Periods sent to Directors and Executive Officers of Wells Fargo & Company on November 23, 2009
99.4	Wells Fargo Team Member Code of Ethics and Business Conduct, as amended November 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2009	WELLS FARGO & COMPANY

	By:	/S/ JULIE M. WHITE
Julie M. White
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10(a)	Wells Fargo & Company Executive Officer Performance Plan
99.1	Notice to Participants in the Wells Fargo 401(k) Plan dated November 19, 2009
99.2	Notice to Participants in the Wachovia Savings Plan dated November 19, 2009
99.3	Notice of Blackout Periods sent to Directors and Executive Officers of Wells Fargo & Company on November 23, 2009
99.4	Wells Fargo Team Member Code of Ethics and Business Conduct, as amended November 20, 2009